UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2026

Modiv Industrial, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40814	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 North Grant Street #5609
Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, $0.001 par value per share	MDV	New York Stock Exchange

7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share	MDV.PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On May 3, 2026, Modiv Industrial, Inc. (the “Company”) and Modiv Operating Partnership, LP (the “Operating Partnership” and, together with the Company, the “Company Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Global Net Lease, Inc. (“GNL”), GNL Motion Merger Sub, LLC (“GNL Merger Sub”), Global Net Lease Operating Partnership, L.P. (the “GNL Operating Partnership”) and GNL Motion OpCo Merger Sub, LLC (“Opco Merger Sub” and, together with GNL, GNL Merger Sub and the GNL Operating Partnership, the “GNL Parties”).

The Merger Agreement and the transactions contemplated thereby were approved by GNL’s board of directors and unanimously by the Company’s board of directors (the “Company Board”). Additionally, each of the Company, as the general partner of the Operating Partnership, GNL, as the sole member and manager of GNL Merger Sub and the sole general partner of GNL Operating Partnership, and GNL Operating Partnership, as the sole member and manager of OpCo Merger Sub, have approved the Merger Agreement and the transactions contemplated thereby.

Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, the Company will merge with and into GNL Merger Sub with GNL Merger Sub being the surviving entity (such merger transaction, the “Company Merger” and such surviving entity, the “Surviving Company”) at the effective time of the Company Merger (the “Company Merger Effective Time”). Contemporaneously therewith or immediately following the Company Merger, OpCo Merger Sub will merge with and into the Operating Partnership with the Operating Partnership being the surviving entity (such merger transaction, the “OpCo Merger” and, together with the Company Merger, the “Mergers”) at the effective time of the OpCo Merger (the “OpCo Merger Effective Time”).

Merger Consideration

At the Company Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, (i) each share of Class C common stock, $0.001 par value per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time, other than any issued and outstanding shares of Company Common Stock or Company Preferred Shares owned by GNL, GNL Merger Sub or any subsidiary of the Company, GNL or GNL Merger Sub immediately prior to the REIT Merger Effective Time (“Excluded Shares”), will be converted into the right to receive 1.975 shares of common stock, par value $0.01 per share, of GNL (the “GNL Common Stock”), without interest, plus the right to receive cash in lieu of any fractional shares of GNL Common Stock, if any, without interest (the “Common Stock Merger Consideration”), and (ii) each share of the 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share, of the Company (the “Company Preferred Stock”) issued and outstanding immediately prior to the Company Merger Effective Time, other than any Excluded Shares, will be converted into the right to receive an amount in cash equal to $25.00, plus any accrued and unpaid dividends thereon, if any, to but not including, the Closing Date (the “Preferred Stock Merger Consideration”). Immediately prior to the OpCo Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, each outstanding unit of Class X limited partnership interest (the “Class X Units”) in the Operating Partnership will immediately vest in full and be converted into one unit of Class C limited partnership interest (the “Class C Units”) in the Operating Partnership. At the OpCo Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, each outstanding Class C Unit (other than Class C Units held by the Company, GNL, GNL Operating Partnership, the Surviving Company, OpCo Merger Sub or any of their respective wholly owned subsidiaries immediately prior to the OpCo Merger Effective Time) will be converted into the right to receive 1.975 units of limited partnership interest in the GNL Operating Partnership designated as OP Units (as defined in the agreement of limited partnership of GNL Operating Partnership, “GNL OP Units”), plus the right to receive cash in lieu of any fractional GNL OP Units, if any, without interest. Following the Company Merger Effective Time, the Company Common Stock and Company Preferred Stock will be delisted from the New York Stock Exchange (“NYSE”) and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants made by the Company Parties and the GNL Parties, including, among others, covenants of each of the Company Parties and the GNL Parties regarding the conduct of their respective businesses during the pendency of the transactions contemplated by the Merger Agreement and other matters. The Company Parties have also agreed not to, and to cause their respective subsidiaries and its and their respective directors and officers not to and to direct their respective representatives not to, solicit, initiate, knowingly encourage or knowingly facilitate any proposals for, or that could reasonably lead to, alternative transactions with a third-party or, subject to certain exceptions, participate in discussions relating to an alternative transaction or a proposal or inquiry related thereto, furnish non-public information to third parties relating to an alternative transaction or a proposal or inquiry therefor, change the Company Board’s recommendation to the Company’s stockholders or enter into an agreement with respect to any proposal for an alternative transaction.

In addition, the Merger Agreement requires, among other things, that (i) the Company convene a special meeting of stockholders for purposes of obtaining the approval of the Company Merger by holders of a majority of the outstanding shares of Company Common Stock entitled to vote on the Company Merger, (ii) GNL file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 registering the issuance of the GNL Common Stock as the Common Stock Merger Consideration (the “Registration Statement”), which will contain a prospectus of GNL for the issuance of GNL Common Stock and a proxy statement of Modiv with respect to its special meeting of stockholders (the “Form S-4/Proxy Statement”), and (iii) the Company file a definitive copy of the Form S-4/Proxy Statement as promptly as practicable after the effectiveness of the Registration Statement, which will contain, subject to certain exceptions, the Company Board’s recommendation that the Company’s stockholders vote in favor of the Company Merger.

Closing Conditions

The completion of the Mergers are subject to customary closing conditions, including, (1) the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on the Company Merger, (2) the absence of any law, injunction, judgment, order or ruling making illegal or otherwise prohibiting the Mergers, (3) the effectiveness of the Registration Statement and the approval for listing on NYSE the GNL Common Stock to be issued as Common Stock Merger Consideration, (4) the accuracy of the representations and warranties made by the parties (subject to customary materiality and other qualifications), (5) the performance by the parties in all material respects of their covenants, obligations and agreements under the Merger Agreement, (5) the delivery of tax opinions related to each of the Company’s and GNL’s status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), (6) the delivery of tax opinions that the Mergers will qualify as a reorganization within the meaning of Section 368(a) of the Code and (7) the absence of a material adverse effect on the Company Parties or the GNL Parties prior to the closing.

Termination of the Merger Agreement; Termination Fees

The Merger Agreement may be terminated by either the Company or GNL under certain circumstances, including, without limitation, (A) by mutual written consent of the Company and GNL, (B) if the Mergers have not been consummated on or before February 3, 2027 (the “Outside Date”), (C) if there has been a breach by the other party of any representation, warranty, covenant or agreement, which would result in the applicable closing condition of such party being unsatisfied (subject to customary cure period), (D) if a governmental authority issued a final, non-appealable order prohibiting the consummation of the Mergers or (E) upon the other party’s failure to consummate the Mergers when required to pursuant to the terms of the Merger Agreement, subject to the conditions set forth therein.  In addition, (1) the Company may terminate the Merger Agreement, subject to certain conditions, in order to enter into a definitive agreement with a third party to implement a Superior Proposal (as defined in the Merger Agreement), (2) GNL may terminate the Merger Agreement, subject to certain conditions, if the Company Board changes its recommendation that the Company’s stockholders approve the Company Merger or the Company enters into an alternative acquisition agreement and (3) either party may terminate the Merger Agreement upon a failure of the Company to obtain approval of the requisite vote of its stockholders..

If (i) the Company terminates the Merger Agreement in order to enter into a definitive agreement with a third party providing for the implementation of a Superior Proposal, (ii) GNL terminates the Merger Agreement under certain specified circumstances, including, among others, due to the Company Board changing its recommendation that the Company’s stockholders approve the Company Merger or the entrance by the Company into an alternative acquisition agreement or (iii) (1) (x) either party terminates the Merger Agreement due to a failure to consummate the Mergers by the Outside Date or a failure to obtain the requisite vote of the Company’s stockholders and (y) prior to such termination, the Company receives a proposal for an alternative transaction and (2) within 12 months after such termination, the Company enters into a definitive agreement relating to, or consummates, an alternative transaction, the Company will be required to pay to GNL a termination fee of $10,000,000,. Such termination fee, in each case, is subject to limitations based on GNL’s ongoing requirements to operate as a REIT.

If either the Company or GNL terminates the Merger Agreement following an uncured breach by the other party of any representation, warranty, covenant or agreement which would result in the applicable closing condition being unsatisfied or failure to close by the other party when all conditions are satisfied, the non-terminating party will be required to pay to the terminating party a termination fee of $15,000,000. Such termination fee is subject to limitations based on the Company’s or GNL’s, as applicable, ongoing requirements to operate as a REIT.

Transition Services Agreements

In connection with the transactions contemplated by the Merger Agreement, GNL has agreed that the GNL Operating Partnership will enter into a transition services agreement with each of Aaron Halfacre and John Raney, whereby each of Mr. Halfacre and Mr. Raney will agree, following the Closing Date, to provide certain transition services to the GNL Operating Partnership.

The above-description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated into this Current Report on Form 8-K by reference in its entirety. The Merger Agreement has been attached as an exhibit to provide investors and stockholders of the Company with information regarding its terms. It is not intended to provide any other factual information about the Company, the Operating Partnership, GNL, the GNL Operating Partnership, GNL Merger Sub or OpCo Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and stockholders of each of the Company and GNL, respectively, accordingly should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Operating Partnership, GNL, the GNL Operating Partnership, GNL Merger Sub or OpCo Merger Sub or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules that the Company Parties exchanged with the GNL Parties and that the GNL Parties exchanged with the Company Parties in connection with the execution of the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or GNL’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties to the Merger Agreement and the Mergers that will be contained in, or incorporated by reference into, the Form S-4/Proxy Statement that the Company or GNL will be filing in connection with the Mergers (when available), as well as in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents that the Company or GNL has filed or may file with the SEC.

Item 7.01.	Regulation FD Disclosure.

On May 4, 2026, GNL and the Company announced that they had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached hereto as Exhibit 99.1, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to purchase or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

How to Find Further Information

In connection with the proposed transaction (the “proposed transaction”) between GNL and the Company, GNL will file with the SEC a registration statement on Form S-4, which will contain a proxy statement of the Company with respect to its special meeting of the stockholders that also constitutes a prospectus of GNL for the issuance of the common stock of GNL as consideration in the proposed transaction (the “Form S-4/Proxy Statement”), as well as other documents regarding the proposed transaction,. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4/PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When final, a definitive copy of the Form S-4/Proxy Statement will be sent to the Company’s stockholders. Investors and security holders will be able to obtain the Form S-4/Proxy Statement (when available) and other documents filed by the Company with the SEC free of charge from the SEC’s website at www.sec.gov, from the Company’s website at www.modiv.com/sec-filings/ or by contacting the Company’s Investor Relations department by email at info@modiv.com. Investors and security holders will be able to obtain the Form S-4/Proxy Statement (when available) and other documents filed by GNL with the SEC free of charge from the SEC’s website at www.sec.gov, from GNL’s website at ir.globalnetlease.com or by contacting GNL’s Investor Relations department by email at investorrelations@globalnetlease.com. The Company’s and GNL’s respective website addresses are included in this Current Report on Form 8-K for reference only. The information contained on, or accessible through, the Company’s or GNL’s respective websites is not incorporated by reference into this Current Report on Form 8-K or the Company’s or GNL’s respective filings with the SEC.

Participants in the Solicitation

The Company, GNL and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 25, 2026, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on April 30, 2026. Information about the directors and executive officers of GNL, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in GNL's proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 7, 2026. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4/Proxy Statement and other relevant materials to be filed with or furnished to the SEC regarding the proposed transaction. Investors should read the Form S-4/Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning the Company, GNL and the proposed transaction between the Company and GNL. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction, including anticipated future financial and operating results, synergies, accretion and growth rates, the Company’s, GNL’s and the combined company’s plans, objectives, expectations and intentions, and the expected timing of completion of the proposed transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain the requisite stockholder approval, the failure to obtain, or delays in obtaining, required regulatory and court approvals, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction, or the failure to satisfy any of the other conditions to the proposed transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; adverse effects on the market price of the Company’s or GNL’s common stock and on the Company’s or GNL’s operating results because of a failure to complete the proposed transaction in the anticipated timeframe or at all; the ability of the Company, GNL and the combined company to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; negative effects of the announcement, pendency or consummation of the proposed transaction on the market price of the Company’s or GNL’s common stock and on the Company’s or GNL’s operating results, including as a result of changes in tenant, employee or other business relationships; significant transaction costs and unknown liabilities; failure to realize the expected benefits and synergies of the proposed transaction in the expected timeframes or at all; costs or difficulties related to the integration of the Company’s and GNL’s businesses and operations; the risk of litigation or regulatory actions; the inability of the Company, GNL or the combined company to retain and hire key personnel; the risk that certain contractual restrictions contained in the merger agreement during the pendency of the proposed transaction could adversely affect the Company’s or GNL’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which the Company and GNL operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.modiv.com/sec-filings. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this Current Report on Form 8-K are cautioned not to place undue reliance on such forward-looking statements. The Company assumes no obligation to update or revise the information contained in this Current Report on Form 8-K (whether as a result of new information, future events or otherwise), except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of May 3, 2026, by and among Modiv Industrial, Inc., Modiv Operating Partnership, LP, Global Net Lease, Inc., Global Net Lease Operating Partnership, L.P., GNL Motion Merger Sub, LLC and GNL Motion OpCo Merger Sub, LLC

99.1	Joint Press Release, dated as of May 4, 2026, issued by Global Net Lease, Inc. and Modiv Industrial, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
*
Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted annexes, schedules or exhibits to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INDUSTRIAL, INC. (Registrant)

	By:	/s/ JOHN C. RANEY
		Name:	John C. Raney
		Title:	Chief Financial Officer, General Counsel and Secretary

Date: May 4, 2026